Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

June 30, 2022

Second Quarter 2022

Forward-looking Statements

This presentation includes “forward looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) economic, market, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; (ii) a failure of conditions or performance regarding any event or transaction described herein, (iii) resolution of legal proceedings involving the Company; (iv) reduced demand for office, multifamily or retail space, including as a result of the COVID-19 pandemic; (v) changes in our business strategy; (vi) changes in technology and market competition that affect utilization of our office, retail, broadcast or other facilities; (vii) changes in domestic or international tourism, including due to health crises such as the COVID-19 pandemic, geopolitical events, including global hostilities, currency exchange rates, and/or competition from recently opened observatories in New York City, any of all of which may cause a decline in observatory visitors; (viii) defaults on, early terminations of, or non-renewal of, leases by tenants; (ix) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the phasing out of LIBOR; (x) declining real estate valuations and impairment charges; (xi) termination of our ground leases; (xii) changes in our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xiii) decreased rental rates or increased vacancy rates; (xiv) our failure to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xv) difficulties in identifying and completing acquisitions; (xvi) risks related to our development projects (including our Metro Tower development site); (xvii) impact of changes in governmental regulations, tax laws and rates and similar matters; (xviii) our failure to qualify as a REIT; (xix) environmental uncertainties and risks related to climate change, adverse weather conditions, rising sea levels and natural disasters; and (xx) accuracy of our methodologies and estimates regarding ESG metrics and goals, tenant willingness and ability to collaborate in reporting ESG metrics and meeting ESG goals, and impact of governmental regulation on our ESG efforts. For a further discussion of these and other factors that could impact the Company’s future results, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to update or revise publicly any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes after the date of this presentation, except as required by applicable law. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

Second Quarter 2022

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns and manages a well-positioned property portfolio of office, retail and multifamily assets in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building and its iconic, newly reimagined Observatory Experience.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Leslie D. Biddle	Director, Chair of the Compensation and Human Capital Committee
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Independent Director
S. Michael Giliberto	Director, Chair of the Audit Committee
Patricia S. Han	Director
Grant H. Hill	Director
R. Paige Hood	Director, Chair of the Finance Committee
James D. Robinson IV	Director, Chair of the Nominating and Corporate Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Christina Chiu	Executive Vice President and Chief Financial Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	IR@esrtreit.com	Trading Symbol: ESRT
New York, NY 10120
www.esrtreit.com
(212) 850-2600

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Michael Griffin	(212) 816-5871	michael.a.griffin@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
KeyBanc Capital Markets	Todd Thomas	(917) 368-2286	tthomas@key.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9251	arosivach@wolferesearch.com

Second Quarter 2022 Highlights (unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Portfolio Metrics:	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Number of office and retail properties	19	20	20	20	20
Total rentable square footage	9,885,707	10,150,384	10,128,335	10,129,201	10,135,063
Percent occupied (1)	84.3%	83.0%	82.4%	83.5%	85.2%
Percent leased (2)	87.8%	87.0%	85.7%	86.5%	88.2%
Portfolio Same Store Cash Net Operating Income (NOI):
Manhattan office portfolio	$80,367	$63,799	$62,125	$71,160	$68,355
Greater New York office portfolio	6,964	7,141	7,177	7,899	8,516
Standalone retail portfolio	1,932	2,272	2,054	1,866	2,003
Observatory	19,592	7,026	10,736	6,426	3,091

Total Portfolio Same Store NOI	$108,855	$80,238	$82,092	$87,351	$81,965

Multifamily Metrics:
Number of multifamily properties	2	2	2	—	—
Total number of units	625	625	625	—	—
Percent occupied	98.4%	97.6%	96.4%	—	—
Observatory Metrics:
Number of visitors (3)	573,000	269,000	360,000	255,000	162,000
Change in visitors year over year	253.7%	427.5%	554.5%	750.0%	N/A

Ratios at ESRT pro-rata share: (4)
Debt to Total Market Capitalization (5)	53.0%	44.8%	47.2%	42.2%	37.9%
Net Debt to Total Market Capitalization (5)	48.7%	39.8%	42.2%	34.7%	31.4%
Debt and Perpetual Preferred Units to
Total Market Capitalization (5)	55.1%	46.5%	49.0%	43.9%	39.5%
Net Debt and Perpetual Preferred Units to
Total Market Capitalization (5)	51.0%	41.6%	44.2%	36.7%	33.1%
Debt to Adjusted EBITDA (6)	6.9x	7.7x	8.2x	7.7x	8.3x
Net Debt to Adjusted EBITDA (6)	5.8x	6.3x	6.5x	5.6x	6.2x
Interest Coverage Ratio	5.1x	3.6x	3.9x	4.0x	3.7x
Core FFO Payout Ratio (7)	12%	20%	18%	18%	19%
Core FAD Payout Ratio (8)	23%	161%	36%	26%	35%
Core FFO per share - diluted	$0.29	$0.18	$0.18	$0.20	$0.18
Diluted weighted average shares	270,085,000	273,759,000	276,207,000	277,716,000	278,436,000

Class A common stock price at quarter end	$7.03	$9.82	$8.90	$10.03	$12.00
Average closing price	$8.12	$9.41	$9.87	$10.79	$11.76
Dividends declared and paid per share	$0.035	$0.035	$0.035	$0.035	$0.04
Dividends per share - annualized	$0.14	$0.14	$0.14	$0.14	$0.14
Dividend yield (9)	2.0%	1.4%	1.6%	1.4%	1.2%
Series 2013 Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,664,038	4,664,038	4,664,038	4,664,038	4,664,038
Class A common stock	162,689,535	168,731,507	169,221,263	172,293,081	172,399,373
Class B common stock	994,252	994,837	995,751	999,220	1,001,179
Operating partnership units	111,420,579	111,791,527	110,996,807	111,812,211	112,322,404

Total common stock and operating partnership units outstanding (10)	275,104,366	281,517,871	281,213,821	285,104,512	285,722,956

Notes:

(1)	Based on leases signed and commenced as of end of period.
(2)	Represents occupancy and includes signed leases not commenced.
(3)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(4)	Ratios are calculated including ESRT’s pro-rata 90% share of debt, interest, EBITDA and FFO at its joint venture properties.
(5)

Market capitalization represents the sum of (i) Company’s common stock per share price as of June 30, 2022 multiplied by the total outstanding number of shares of common stock and operating partnership units as of June 30, 2022; (ii) the number of Series 2014 perpetual preferred units at June 30, 2022 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at June 30, 2022 multiplied by $13.52, and (iv) our outstanding indebtedness as of June 30, 2022.

(6)	Calculated based on trailing 12 months Adjusted EBITDA.
(7)	Represents the amount of Core FFO paid out in distributions.
(8)	Represents the amount of Core FAD paid out in distributions.
(9)	Based on the closing price per share of Class A common stock on June 30, 2022.
(10)	Represents fully diluted common stock and operating partnership units as it includes unvested restricted stock and unvested LTIP units.

Second Quarter 2022 Property Summary - Same Store Net Operating Income (“NOI”) by Quarter (unaudited and dollars in thousands)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Same Store Total Portfolio (1)
Revenues	$143,759	$140,458	$142,053	$139,545	$140,155
Operating expenses	(66,289)	(67,242)	(63,697)	(64,540)	(61,775)

Same store property NOI	77,470	73,216	78,356	75,005	78,380
Straight-line rent	(8,470)	(2,595)	(8,959)	(3,114)	(3,822)
Above/below-market rent revenue amortization	(554)	(540)	(280)	(4,244)	(717)
Below-market ground lease amortization	1,958	1,958	1,958	1,957	1,958

Total same store property cash NOI - excluding lease termination fees	$70,404	$72,039	$71,075	$69,604	$75,799

Percent change over prior year	(7.1)%	0.9%	(4.5)%	(6.4)%	(5.8)%

Property cash NOI	$70,404	$72,039	$71,075	$69,604	$75,799
Observatory cash NOI	19,592	7,026	10,736	6,426	3,091
Lease termination fees	18,859	1,173	281	11,321	3,075

Total portfolio same store cash NOI	$108,855	$80,238	$82,092	$87,351	$81,965

Same Store Manhattan Office Portfolio (2)
Revenues	$125,405	$122,017	$124,053	$120,636	$121,647
Operating expenses	(57,403)	(58,471)	(55,256)	(56,058)	(53,324)

Same store property NOI	68,002	63,546	68,797	64,578	68,323
Straight-line rent	(7,898)	(2,338)	(8,401)	(2,259)	(4,072)
Above/below-market rent revenue amortization	(554)	(540)	(280)	(4,244)	(717)
Below-market ground lease amortization	1,958	1,958	1,958	1,957	1,958

Total same store property cash NOI - excluding lease termination fees	61,508	62,626	62,074	60,032	65,492
Lease termination fees	18,859	1,173	51	11,128	2,863

Total same store property cash NOI	$80,367	$63,799	$62,125	$71,160	$68,355

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$14,743	$14,508	$14,375	$15,619	$14,669
Operating expenses	(7,283)	(7,132)	(6,893)	(6,862)	(6,439)

Same store property NOI	7,460	7,376	7,482	8,757	8,230
Straight-line rent	(496)	(235)	(535)	(1,051)	74
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	6,964	7,141	6,947	7,706	8,304
Lease termination fees	—	—	230	193	212

Total same store property cash NOI	$6,964	$7,141	$7,177	$7,899	$8,516

Same Store Standalone Retail Portfolio
Revenues	$3,611	$3,933	$3,625	$3,290	$3,839
Operating expenses	(1,603)	(1,639)	(1,548)	(1,620)	(2,012)

Same store property NOI	2,008	2,294	2,077	1,670	1,827
Straight-line rent	(76)	(22)	(23)	196	176
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	1,932	2,272	2,054	1,866	2,003
Lease termination fees	—	—	—	—	—

Total same store property cash NOI	$1,932	$2,272	$2,054	$1,866	$2,003

Notes:

(1)	Excludes multifamily properties acquired in late December 2021 and 383 Main Avenue, Norwalk CT, which was disposed of in April 2022.
(2)	Includes 496,311 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Second Quarter 2022 Same Store Net Operating Income (“NOI”), Initial Cash Rent Contributing to Cash NOI (unaudited and dollars in thousands)

	Three Months Ended
Reconciliation of Net Income to Cash NOI and Same Store Cash NOI	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income (loss)	$48,695	$(17,221)	$(4,074)	$(10,183)	$4,411
Add:
General and administrative expenses	15,876	13,686	13,578	14,427	14,089
Depreciation and amortization	58,304	67,106	46,467	65,794	45,088
Interest expense	25,042	25,014	23,841	23,577	23,422
Income tax expense (benefit)	363	(1,596)	1,537	20	(1,185)
Impairment charge	—	—	7,723	—	—
Less:
Gain on disposition of property	(27,170)	—	—	—	—
Third-party management and other fees	(326)	(310)	(302)	(314)	(327)
Interest income	(431)	(149)	(207)	(211)	(164)

Net operating income	120,353	86,530	88,563	93,110	85,334
Straight-line rent	(8,597)	(2,595)	(7,881)	(3,087)	(3,763)
Above/below-market rent revenue amortization	(1,675)	(1,784)	(280)	(4,244)	(717)
Below-market ground lease amortization	1,958	1,958	1,958	1,957	1,958

Total cash NOI - including observatory and lease termination income	112,039	84,109	82,360	87,736	82,812
Less cash NOI from non-Same Store properties	(3,184)	(3,871)	(268)	(385)	(847)

Total Same Store cash NOI - including observatory and lease termination income	108,855	80,238	82,092	87,351	81,965
Less: observatory NOI	(19,592)	(7,026)	(10,736)	(6,426)	(3,091)
Less: Lease termination income	(18,859)	(1,173)	(281)	(11,321)	(3,075)

Total Same Store cash NOI - excluding observatory and lease termination income	$70,404	$72,039	$71,075	$69,604	$75,799

Initial Cash Rent Contributing to Cash NOI in the Following Years From Burn-off of Free Rent and Signed Leases not Commenced

	Square	Initial Annual	Initial Cash Rent Contributing to Cash NOI in the Following Years
Expected Cash Commencement	Feet	Cash Rent	2022	2023	2024	2025	2026
Third quarter 2022	251,620	$15,052	$6,314	$15,052	$15,052	$14,913	$14,664
Fourth quarter 2022	179,366	11,727	1,338	11,727	11,727	11,727	11,727
First quarter 2023	65,845	3,512	—	3,308	3,512	3,512	3,512
Second quarter 2023	157,499	8,191	—	5,666	8,191	8,191	8,191
Third quarter 2023	128,166	7,263	—	2,926	7,263	7,263	7,263
Fourth quarter 2023	97,258	7,914	—	1,343	7,914	7,914	7,914
First quarter 2024	114,279	7,123	—	—	6,424	7,123	7,123
Second Quarter 2024	64,206	4,509	—	—	3,014	4,509	4,509
Third quarter 2024	24,536	1,472	—	—	484	1,472	1,472
Fourth quarter 2024	—	—	—	—	—	—	—
First quarter 2025	50,875	3,510	—	—	—	3,033	3,510

	1,133,650	$70,273	$7,652	$40,022	$63,581	$69,657	$69,885

	Incremental Annual	Initial Annual	Initial Cash Rent Contributing to Cash NOI in the Following Years
	Cash Rent (1)	Cash Rent	2022		2023	2024	2025	2026
Commenced leases in free rent period	$30,057	$37,155	$5,312	(2)	$30,762	$37,155	$37,015	$36,768
Signed leases not commenced	23,201	33,118	2,340		9,260	26,426	32,642	33,117

	$53,258	$70,273	$7,652		$40,022	$63,581	$69,657	$69,885

Notes:

(1)	Reflects initial annual cash rent less annual cash rent from existing tenant in the space.
(2)	As an example, the 2022 amount represents cash rent contributing from the cash rent commencement date of July 2022 through December 2022. The full annual amount is realized in 2023.

Second Quarter 2022 Property Summary - Leasing Activity by Quarter (unaudited)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total Office and Retail Portfolio
Total leases executed	37	44	34	34	35
Weighted average lease term	10 years	8.7 years	11.2 years	6.9 years	8.3 years
Average free rent period	8.2 months	8.4 months	11.4 months	6.3 months	7.9 months
Office
Total square footage executed	316,949	317,633	368,854	264,132	179,439
Average starting cash rent psf - leases executed	$60.28	$54.75	$56.88	$53.39	$51.78
Previously escalated cash rents psf	$58.25	$53.35	$56.04	$53.25	$53.69
Percentage of new cash rent over previously escalated rents	3.5%	2.6%	1.5%	0.3%	(3.6%)
Retail
Total square footage executed	3,276	1,013	6,066	3,923	11,399
Average starting cash rent psf - leases executed	$115.08	$120.81	$256.52	$99.97	$185.15
Previously escalated cash rents psf	$115.54	$126.33	$239.07	$179.25	$260.21
Percentage of new cash rent over previously escalated rents	(0.4%)	(4.4%)	7.3%	(44.2%)	(28.8%)
Total Office and Retail Portfolio
Total square footage executed	320,225	318,646	374,920	268,055	190,838
Average starting cash rent psf - leases executed	$60.86	$54.96	$60.17	$54.11	$59.75
Previously escalated cash rents psf	$58.86	$53.59	$59.05	$55.18	$66.03
Percentage of new cash rent over previously escalated rents	3.4%	2.6%	1.9%	(2.0%)	(9.5%)
Leasing commission costs per square foot	$24.44	$19.75	$26.34	$15.82	$18.16
Tenant improvement costs per square foot	57.43	66.05	77.86	61.16	42.72

Total LC and TI per square foot (1)	$81.87	$85.80	$104.20	$76.98	$60.88

Occupancy	84.3%	83.0%	82.4%	83.5%	85.2%
Manhattan Office Portfolio
Total leases executed	27	29	24	21	25
Office - New Leases
Total square footage executed	159,970	215,560	257,693	139,620	82,944
Average starting cash rent psf - leases executed	$67.84	$59.80	$60.25	$57.86	$54.41
Previously escalated cash rents psf	$62.70	$57.79	$57.97	$57.23	$55.34
Percentage of new cash rent over previously escalated rents	8.2%	3.5%	3.9%	1.1%	(1.7%)
Office - Renewal Leases
Total square footage executed	99,690	40,616	35,784	72,681	69,523
Average starting cash rent psf - leases executed	$58.43	$55.99	$61.67	$54.73	$55.06
Previously escalated cash rents psf	$58.28	$54.00	$63.61	$54.26	$57.56
Percentage of new cash rent over previously escalated rents	0.3%	3.7%	(3.0%)	0.9%	(4.	3%)
Total Manhattan Office Portfolio
Total square footage executed	259,660	256,176	293,477	212,301	152,467
Average starting cash rent psf - leases executed	$64.23	$59.19	$60.43	$56.79	$54.71
Previously escalated cash rents psf	$61.00	$57.19	$58.66	$56.21	$56.35
Percentage of new cash rent over previously escalated rents	5.3%	3.5%	3.0%	1.0%	(2.9%)
Leasing commission costs per square foot	$27.58	$22.24	$28.30	$17.10	$18.29
Tenant improvement costs per square foot	63.26	68.52	89.19	60.50	47.42

Total LC and TI per square foot (1)	$90.84	$90.76	$117.50	$77.60	$65.71

Occupancy	84.0%	83.9%	83.9%	84.5%	87.	2%

Second Quarter 2022 Property Summary - Leasing Activity by Quarter - (Continued) (unaudited)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Greater New York Metropolitan Area Office Portfolio
Total leases executed	7	13	6	10	7
Total square footage executed	57,289	61,457	75,377	51,831	26,972
Average starting cash rent psf - leases executed	$38.28	$33.45	$41.93	$35.00	$35.23
Previously escalated cash rents psf	$42.91	$34.92	$44.99	$37.19	$38.65
Percentage of new cash rent over previously escalated rents	(10.8%)	(4.2%)	(6.8%)	(5.9%)	(8.8%)
Leasing commission costs per square foot	$10.96	$9.13	$13.10	$9.26	$5.01
Tenant improvement costs per square foot	34.32	56.86	29.45	64.91	19.20

Total LC and TI per square foot (1)	$45.28	$65.99	$42.55	$74.17	$24.21

Occupancy	82.2%	76.2%	76.6%	79.8%	76.1%
Retail Portfolio
Total leases executed	3	2	4	3	3
Total square footage executed	3,276	1,013	6,066	3,923	11,399
Average starting cash rent psf - leases executed	$115.08	$120.81	$256.52	$99.97	$185.15
Previously escalated cash rents psf	$115.54	$126.33	$2,399.07	$179.25	$260.21
Percentage of new cash rent over previously escalated rents	(0.4%)	(4.4%)	7.3%	(44.2%)	(28.8%)
Leasing commission costs per square foot	$10.93	$35.14	$96.11	$32.89	$47.58
Tenant improvement costs per square foot	—	—	130.80	47.90	35.51

Total LC and TI per square foot (1)	$10.93	$35.31	$226.91	$80.79	$83.09

Occupancy	92.0%	90.9%	81.8%	83.0%	88.5%
Multifamily Portfolio
Percent occupied	98.4%	97.6%	96.4%	—	—
Total number of units	625	625	625	—	—

Notes:

(1)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Second Quarter 2022 Property Detail (unaudited)

						Annualized
						Rent
Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Percent Leased (3)	Annualized Rent (4)	per Occupied Square Foot (5)	Number of Leases (6)
Manhattan Office Properties - Office
The Empire State Building (7)	Penn Station - Times Sq. South	2,715,239	80.1%	83.9%	$136,223,297	$62.61	148
One Grand Central Place	Grand Central	1,245,518	85.8%	90.6%	64,584,455	60.45	161
1400 Broadway (8)	Penn Station - Times Sq. South	916,579	89.7%	100.0%	45,520,548	55.36	24
111 West 33rd Street (9)	Penn Station - Times Sq. South	641,036	96.2%	96.2%	39,950,329	64.79	22
250 West 57th Street	Columbus Circle - West Side	465,751	82.5%	85.3%	23,945,741	62.28	32
501 Seventh Avenue	Penn Station - Times Sq. South	461,367	83.4%	84.4%	18,647,703	48.46	21
1359 Broadway	Penn Station - Times Sq. South	457,358	78.0%	83.3%	21,013,992	58.89	30
1350 Broadway (10)	Penn Station - Times Sq. South	371,848	79.7%	83.6%	17,544,030	59.18	51
1333 Broadway	Penn Station - Times Sq. South	296,360	87.0%	90.0%	15,404,293	59.73	13

Manhattan Office Properties - Office		7,571,056	84.0%	88.3%	382,834,389	60.16	502
Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	777,481	78.0%	78.0%	26,871,220	44.30	42
Metro Center	Stamford, CT	284,464	84.3%	87.1%	13,671,762	57.00	20
500 Mamaroneck Avenue	Harrison, NY	286,335	89.0%	92.1%	7,741,863	30.38	32
10 Bank Street	White Plains, NY	232,080	85.4%	86.5%	7,386,148	37.28	28

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,580,360	82.2%	83.5%	55,670,993	42.84	122

Manhattan Office Properties - Retail
The Empire State Building	Penn Station - Times Sq. South	91,554	75.5%	75.5%	6,871,148	99.47	12
One Grand Central Place	Grand Central	68,733	98.9%	98.9%	8,678,833	127.73	12
1400 Broadway (8)	Penn Station - Times Sq. South	16,485	94.5%	94.5%	1,734,227	111.38	7
112 West 34th Street (9)	Penn Station - Times Sq. South	91,280	100.0%	100.0%	23,681,926	259.44	4
250 West 57th Street	Columbus Circle - West Side	68,319	87.7%	87.7%	8,883,580	148.26	7
501 Seventh Avenue	Penn Station - Times Sq. South	34,608	73.2%	73.2%	1,811,117	71.48	6
1359 Broadway	Penn Station - Times Sq. South	27,624	88.5%	88.5%	939,998	38.47	5
1350 Broadway (10)	Penn Station - Times Sq. South	30,707	73.3%	73.3%	5,701,023	253.44	4
1333 Broadway	Penn Station - Times Sq. South	67,001	98.7%	98.7%	9,428,763	142.65	3

Manhattan Office Properties - Retail		496,311	89.1%	89.1%	67,730,614	153.18	60

Standalone Retail Properties
10 Union Square	Union Square	57,857	94.7%	100.0%	8,333,786	152.15	10
1542 Third Avenue	Upper East Side	56,250	100.0%	100.0%	2,627,896	46.72	4
1010 Third Avenue	Upper East Side	44,662	100.0%	100.0%	3,658,188	81.91	2
77 West 55th Street	Midtown	25,388	100.0%	100.0%	1,967,644	77.50	3
69-97 Main Street	Westport, CT	16,874	100.0%	100.0%	1,829,981	108.45	5
103-107 Main Street	Westport, CT	4,330	100.0%	100.0%	756,705	174.76	1

Sub-Total/Weighted Average Standalone
Retail Properties		205,361	98.5%	100.0%	19,174,199	94.79	25

Multifamily Retail Properties
561 10th Avenue	Hudson Yards	28,919	94.9%	94.9%	2,395,101	87.27	2
345 East 94th Street	Upper East Side	3,700	100.0%	100.0%	247,782	66.97	1

Sub-Total/Weighted Average Multifamily Retail Properties		32,619	95.5%	95.5%	2,642,883	84.86	3

Portfolio Total		9,885,707	84.3%	87.8%	$528,053,078	$63.33	712

Total/Weighted Average Office Properties		9,151,416	83.7%	87.4%	$438,505,382	$57.22	624
Total/Weighted Average Retail Properties		734,291	92.0%	92.4%	89,547,696	132.55	88

Portfolio Total		9,885,707	84.3%	87.8%	$528,053,078	$63.33	712

Notes:

(1)

Excludes (i) 184,434 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 80,225 square feet of space attributable to the Company’s observatory.

(2)	Based on leases signed and commenced as of June 30, 2022.

(3)	Based on leases signed but not commenced as of June 30, 2022.

(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

(5)	Represents annualized rent under leases commenced as of June 30, 2022 divided by occupied square feet.

(6)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(7)	Includes 37,110 rentable square feet of space leased by the Company’s broadcasting tenants.

(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 41 years (expiring December 31, 2063).

(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 55 years (expiring May 31, 2077).

(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 28 years (expiring July 31, 2050).

(11)	First Stamford Place consists of three buildings.

Second Quarter 2022 Total Portfolio Expirations and Vacates Summary (unaudited and in square feet)

	Three Months Ended
	Actual	Actual	Forecast (1)	Forecast (1)	Forecast (1)
Total Office and Retail Portfolio (2)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	Jul. to Dec. 2022	Full Year 2023
Total expirations	168,723	119,747	158,368	100,916	259,284	608,726
Less: broadcasting	—	—	(906)	—	(906)	(781)

Office and retail expirations	168,723	119,747	157,462	100,916	258,378	607,945

Renewals & relocations (3)	32,848	45,577	30,439	26,151	56,590	165,587
New leases (4)	43,859	22,284	10,911	13,517	24,428	51,282
Vacates (5)	92,016	51,886	113,263	42,949	156,212	240,092
Unknown (6)	—	—	2,849	18,299	21,148	150,984

Total Office and Retail Portfolio expirations and vacates	168,723	119,747	157,462	100,916	258,378	607,945

Manhattan Office Portfolio
Total expirations	113,908	99,550	54,513	67,660	122,173	455,599
Less: broadcasting	—	—	(906)	—	(906)	(781)

Office expirations	113,908	99,550	53,607	67,660	121,267	454,818

Renewals & relocations (3)	17,583	39,619	3,832	23,079	26,911	120,035
New leases (4)	43,859	22,284	10,911	13,517	24,428	51,282
Vacates (5)	52,466	37,647	38,864	17,401	56,265	200,337
Unknown (6)	—	—	—	13,663	13,663	83,164

Total expirations and vacates	113,908	99,550	53,607	67,660	121,267	454,818

Greater New York Metropolitan Area Office Portfolio
Office expirations	54,815	19,295	55,601	29,301	84,902	129,783

Renewals & relocations (3)	15,265	5,958	26,607	3,072	29,679	45,552
New leases (4)	—	—	—	—	—	—
Vacates (5)	39,550	13,337	26,145	21,593	47,738	37,572
Unknown (6)	—	—	2,849	4,636	7,485	46,659

Total expirations and vacates	54,815	19,295	55,601	29,301	84,902	129,783

Retail Portfolio (7)
Retail expirations	—	902	48,254	3,955	52,209	23,344

Renewals & relocations (3)	—	—	—	—	—	—
New leases (4)	—	—	—	—	—	—
Vacates (5)	—	902	48,254	3,955	52,209	2,183
Unknown (6)	—	—	—	—	—	21,161

Total expirations and vacates	—	902	48,254	3,955	52,209	23,344

Notes:

(1)

These forecasts, which are subject to change, are based on management’s current expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals & relocations” includes the following: tenants renew their existing leases in all or a portion of their current spaces; tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2023; and tenants who move within a building or within the Company’s portfolio.

(4)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. There may be downtime between the lease expiration and the new lease commencement.

(5)

For forecasted periods, “Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option; leases that the Company decides not to renew at the end of tenants’ existing lease due to anticipated future redevelopment or for other reasons. This also may include early lease terminations.

(6)	For forecasted periods, “Unknown” represents tenants’ whose intention is unknown.

(7)	Includes standalone and non-standalone retail.

Second Quarter 2022 Tenant Lease Expirations (unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Total Office and Retail Lease Expirations	Expiring (1)	Expiring (2)	Expiring	Rent (3)	Rent	Square Foot
Available	—	1,204,566	12.2%	$—	0.0%	$—
Signed leases not commenced	25	342,694	3.5%	—	0.0%	—
2Q 2022 (4)	15	100,784	1.0%	5,695,993	0.0%	56.52
3Q 2022	22	138,355	1.4%	9,730,950	0.0%	70.33
4Q 2022	27	100,916	1.0%	5,470,868	1.0%	54.21

Total 2022	64	340,055	3.4%	20,897,811	4.0%	61.45
1Q 2023	20	88,857	0.9%	5,083,555	1.0%	57.21
2Q 2023	26	118,764	1.2%	6,641,537	1.3%	55.92
3Q 2023	27	158,409	1.6%	11,091,764	2.1%	70.02
4Q 2023	21	242,696	2.5%	15,401,622	2.9%	63.46

Total 2023	94	608,726	6.2%	38,218,478	7.2%	62.76
2024	97	810,780	8.2%	46,675,275	8.8%	57.57
2025	87	522,011	5.3%	33,468,876	6.3%	64.12
2026	70	687,586	7.0%	37,153,824	7.0%	54.04
2027	90	707,306	7.2%	43,482,573	8.2%	61.48
2028	37	899,363	9.1%	48,156,260	9.1%	53.54
2029	47	980,902	9.9%	69,610,064	13.2%	70.97
2030	32	651,291	6.6%	42,738,991	8.1%	65.62
2031	21	163,543	1.7%	19,630,117	3.7%	120.03
2032	35	407,329	4.1%	26,937,077	5.1%	66.13
Thereafter	38	1,559,555	15.6%	101,083,732	19.3%	64.82

Total	737	9,885,707	100.0%	$528,053,078	100.0%	$63.33

Manhattan Office Properties (5)
Available	—	887,702	11.7%	$—	0.0%	$—
Signed leases not commenced	20	319,951	4.2%	—	0.0%	—
2Q 2022 (4)	12	81,073	1.1%	5,062,669	1.3%	62.45
3Q 2022	11	41,937	0.6%	2,748,653	0.7%	65.54
4Q 2022	21	67,660	0.9%	3,928,656	1.0%	58.06

Total 2022	44	190,670	2.5%	11,739,978	3.1%	61.57
1Q 2023	17	77,506	1.0%	4,640,831	1.2%	59.88
2Q 2023	20	60,775	0.8%	3,986,568	1.0%	65.60
3Q 2023	19	94,871	1.3%	5,898,743	1.5%	62.18
4Q 2023	19	222,447	2.9%	13,537,666	3.5%	60.86

Total 2023	75	455,599	6.0%	28,063,808	7.3%	61.60
2024	77	600,496	7.9%	36,442,676	9.5%	60.69
2025	58	369,855	4.9%	23,794,958	6.2%	64.34
2026	49	458,902	6.1%	26,725,905	7.0%	58.24
2027	62	504,057	6.7%	30,235,743	7.9%	59.98
2028	25	789,920	10.4%	42,680,209	11.1%	54.03
2029	32	720,858	9.5%	42,897,667	11.2%	59.51
2030	20	539,731	7.1%	32,213,796	8.4%	59.68
2031	11	79,840	1.1%	5,655,574	1.5%	70.84
2032	23	355,605	4.7%	23,266,207	6.1%	65.43
Thereafter	26	1,297,870	17.2%	79,117,868	20.7%	60.96

Total Manhattan office properties	522	7,571,056	100.0%	$382,834,389	100.0%	$60.16

Notes:

(1)	If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(2)

Excludes (i) 184,434 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 80,225 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

(4)	Represents leases that are included in occupancy as of June 30, 2022 and expire on June 30, 2022.

(5)	Excludes (i) retail space in the Manhattan office and (ii) the Empire State Building broadcasting licenses and observatory operations.

Second Quarter 2022 Tenant Lease Expirations (unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
Greater New York Metropolitan	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Area Office Properties	Expiring (1)	Expiring (2)	Expiring	Rent (3)	Rent	Square Foot
Available	—	261,247	16.5%	$—	0.0%	$—
Signed leases not commenced	3	19,659	1.2%	—	0.0%	—
2Q 2022 (4)	2	12,274	0.8%	454,309	0.8%	37.01
3Q 2022	7	55,601	3.5%	2,218,585	4.0%	39.90
4Q 2022	5	29,301	1.9%	1,542,212	2.8%	52.63

Total 2022	14	97,176	6.1%	4,215,106	7.6%	43.38
1Q 2023	3	11,351	0.7%	442,724	0.8%	39.00
2Q 2023	4	56,481	3.6%	2,435,805	4.4%	43.13
3Q 2023	7	61,951	3.9%	3,602,909	6.5%	58.16
4Q 2023	—	—	0.0%	—	0.0%	—

Total 2023	14	129,783	8.2%	6,481,438	11.6%	49.94
2024	10	183,266	11.6%	8,233,169	14.8%	44.92
2025	24	129,405	8.2%	5,133,788	9.2%	36.67
2026	14	157,454	10.0%	6,136,704	11.0%	38.97
2027	21	147,210	9.3%	5,731,951	10.3%	38.94
2028	8	102,456	6.5%	3,744,106	6.7%	36.54
2029	8	155,116	9.8%	6,780,572	12.2%	43.71
2030	5	41,116	2.6%	1,971,806	3.5%	47.96
2031	—	—	0.0%	—	0.0%	—
2032	2	4,718	0.3%	147,530	0.3%	31.27
Thereafter	2	151,754	9.7%	7,094,823	12.8%	46.75

Total greater New York metropolitan area office properties	125	1,580,360	100.0%	$55,670,993	100.0%	$42.84

Retail Properties
Available	—	55,617	7.6%	$—	0.0%	$—
Signed leases not commenced	2	3,084	0.4%	—	0.0%	—
2Q 2022 (4)	1	7,437	1.0%	179,015	0.2%	24.07
3Q 2022	4	40,817	5.6%	4,763,712	5.3%	116.71
4Q 2022	1	3,955	0.5%	—	0.0%	—

Total 2022	6	52,209	7.1%	4,942,727	5.5%	94.67
1Q 2023	—	—	0.0%	—	0.0%	—
2Q 2023	2	1,508	0.2%	219,164	0.2%	145.33
3Q 2023	1	1,587	0.2%	1,590,112	1.8%	1,001.96
4Q 2023	2	20,249	2.8%	1,863,956	2.1%	92.05

Total 2023	5	23,344	3.2%	3,673,232	4.1%	157.35
2024	10	27,018	3.7%	1,999,430	2.2%	74.00
2025	5	22,751	3.1%	4,540,130	5.1%	199.58
2026	7	71,230	9.7%	4,291,215	4.8%	60.24
2027	7	56,039	7.6%	7,514,879	8.4%	134.10
2028	4	6,987	1.0%	1,731,945	1.9%	247.88
2029	7	104,928	14.3%	19,931,825	22.3%	189.96
2030	7	70,444	9.6%	8,553,389	9.6%	121.42
2031	10	83,703	11.4%	13,974,543	15.6%	166.95
2032	10	47,006	6.4%	3,523,340	3.9%	74.96
Thereafter	10	109,931	14.9%	14,871,041	16.6%	135.28

Total retail properties	90	734,291	100.0%	$89,547,696	100.0%	$132.55

Notes:

(1)	If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(2)

Excludes (i) 184,434 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 80,225 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

(4)	Represents leases that are included in occupancy as of June 30, 2022 and expire on June 30, 2022.

Second Quarter 2022 Tenant Lease Expirations (unaudited)

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (1)	Annualized Expense Reimbursements	Annualized Rent (2)	Percent of Annualized Rent
2Q 2022 (3)	$31,710	$15,324	$47,034	0.3%
3Q 2022	—	—		0.0%
4Q 2022	—	—	—	0.0%

Total 2022	31,710	15,324	47,034	0.3%
1Q 2023	—	—	—	0.0%
2Q 2023	137,188	39,843	177,031	1.2%
3Q 2023	82,480	30,438	112,918	0.7%
4Q 2023	—	—	—	0.0%

Total 2023	219,668	70,281	289,949	1.9%
2024	68,958	39,849	108,807	0.7%
2025	—	—	—	0.0%
2026	848,556	103,785	952,341	6.3%
2027	2,887,583	321,128	3,208,711	21.2%
2028	261,200	26,514	287,714	1.9%
2029	—	—	—	0.0%
2030	2,130,337	352,732	2,483,069	16.4%
2031	2,074,684	278,823	2,353,507	15.5%
2032	4,427,191	502,903	4,930,094	32.6%
Thereafter	359,380	121,566	480,946	3.2%

Total Empire State Building Broadcasting Licenses and Leases	$13,309,267	$1,832,905	$15,142,172	100.0%

Notes:

(1)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

(2)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

(3)	Represents leases that are included in occupancy as of June 30, 2022 and expire on June 30, 2022.

Second Quarter 2022 20 Largest Tenants and Portfolio Tenant Diversification by Industry (unaudited)

20 Largest Tenants	Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1. LinkedIn	Empire State Building	Aug. 2036	14.1 years	418,552	4.2%	$26,656,726	5.0%
2. Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	12.6 years	236,420	2.4%	13,835,299	2.6%
3. PVH Corp.	501 Seventh Avenue	Oct. 2028	6.3 years	237,281	2.4%	11,343,800	2.1%
4. Centric Brands Inc.	Empire State Building	Oct. 2028	6.3 years	215,819	2.2%	11,006,769	2.1%
5. Sephora	112 West 34th Street	Jan. 2029	6.6 years	11,334	0.1%	10,521,080	2.0%
6. Li & Fung	1359 Broadway, ESB	Oct. 2023 - Oct. 2028	5.3 years	173,273	1.8%	9,285,809	1.8%
7. Target	112 West 34th St., 10 Union Sq.	Mar 2037 - Jan 2038	15.2 years	81,340	0.8%	8,775,899	1.7%
8. Macy’s	111 West 33rd Street	May 2030	7.9 years	131,117	1.3%	8,144,366	1.5%
9. Coty	Empire State Bilding	Jan. 2030	7.6 years	156,187	1.6%	7,943,754	1.5%
10. Urban Outfitters	1333 Broadway	Sept. 2029	7.3 years	56,730	0.6%	7,794,127	1.5%
11. Federal Deposit Insurance Corp.	Empire State Building	Dec. 2024	2.5 years	119,226	1.2%	7,584,532	1.4%
12. Footlocker	112 West 34th Street	Sept. 2031	9.3 years	34,192	0.3%	7,024,535	1.3%
13. HNTB Corporation	Empire State Building	Feb. 2029	6.7 years	105,143	1.1%	6,982,283	1.3%
14. Franklin Templeton	First Stamford Place	Sept. 2024	2.3 years	137,583	1.4%	6,426,634	1.2%
15. Shutterstock	Empire State Building	Apr. 2029	6.8 years	104,386	1.1%	6,101,266	1.2%
16. Fragomen	1400 Broadway	Feb. 2035	12.7 years	107,680	1.1%	5,922,400	1.1%
17. The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	7.4 years	86,492	0.9%	5,621,302	1.1%
18. ASCAP	250 West 57th Street	Aug. 2034	12.2 years	87,943	0.9%	5,468,189	1.0%
19. Duane Reade	ESB, 1350 Broadway	May 2025 - Sept. 2027	4.0 years	39,142	0.4%	4,831,331	0.9%
20. The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’Way	Feb. 2025	2.3 years	77,364	0.8%	4,647,666	0.9%

Total				2,617,204	26.6%	$175,917,767	33.2%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.

(2)	Represents the weighted average lease term based on annualized rent.

(3)	Based on leases signed and commenced as of June 30, 2022.

(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.

(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Second Quarter 2022 Capital Expenditures and Redevelopment Program and Leasing Opportunity (unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures (1)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Tenant improvements - first generation	$3,502	$4,096	$3,007	$3,149	$—
Tenant improvements - second generation	23,163	24,457	13,000	10,364	15,903
Leasing commissions - first generation	—	—	—	—	—
Leasing commissions - second generation	5,043	15,051	3,950	4,110	5,215
Building improvements - first generation	1,992	1,966	612	775	1,423
Building improvements - second generation	7,248	7,640	7,874	4,767	5,541

Total	$40,948	$53,210	$28,443	$23,165	$28,082

Note:
(1) Excludes multifamily properties.

Leasing Opportunity - Inventory of Current Vacant Space as of June 30, 2022 (in square feet) (2) (3)
Total Portfolio vacant space					1,547,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC					320,000
Greater New York Office Properties SLNC					20,000
Retail Properties SLNC					3,000
Redeveloped Manhattan Office space					743,000
Greater New York Office Properties space					261,000
Retail Properties space					55,000
Undeveloped Manhattan Office space					47,000
Space held off market					50,000
Other					48,000

Total					1,547,000

Notes:

(2)	These estimates are based on the Company’s current budgets and are subject to change.

(3)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Second Quarter 2022 Observatory Summary (unaudited and dollars in thousands)

		Three Months Ended
	Twelve Months to Date	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Observatory NOI
Observatory revenue (1)	$71,121	$27,368	$13,241	$17,716	$12,796	$8,359
Observatory expenses	27,341	7,776	6,215	6,980	6,370	5,268

NOI	43,780	19,592	7,026	10,736	6,426	3,091
Intercompany rent expense (2)	40,181	17,109	10,620	7,142	5,310	6,029

NOI after intercompany rent	$3,599	$2,483	$(3,594)	$3,594	$1,116	$(2,938)

Observatory Metrics
Number of visitors (3)		573,000	269,000	360,000	255,000	162,000
Change in visitors year over year		253.7%	427.5%	554.5%	750.0%	N/A
Number of bad weather days (“BWD”) (4)		19	17	7	18	9

Notes:

(1)

Observatory revenues include the fixed license fee received from WDFG North America, the observatory gift shop operator. For the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, the fixed license fee was $1,200, $1,200, $750, $750 and $750, respectively.

(2)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

(3)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.

(4)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.

Annual Observatory Revenues 2017 to 2021

Notes:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.
(2)	Due to the COVID-19 pandemic, the observatory was closed on March 16, 2020. The 86th floor observatory reopened on July 20, 2020 and the 102nd floor observatory reopened on August 24, 2020.
(3)	The observatory continued to experience a gradual recovery in visitors due to the ongoing COVID-19 pandemic.

Second Quarter 2022 Condensed Consolidated Balance Sheets (unaudited and dollars in thousands)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Assets
Commercial real estate properties, at cost:
Land	$334,598	$336,278	$336,278	$201,196	$201,196
Development costs	8,162	8,162	8,131	8,007	8,064
Building and improvements	3,193,137	3,190,927	3,156,508	2,978,531	2,959,259

	3,535,897	3,535,367	3,500,917	3,187,734	3,168,519
Less: accumulated depreciation	(1,137,231)	(1,124,090)	(1,072,938)	(1,055,731)	(1,007,429)

Commercial real estate properties, net	2,398,666	2,411,277	2,427,979	2,132,003	2,161,090
Cash and cash equivalents	359,424	429,716	423,695	582,188	540,604
Restricted cash	53,335	52,951	50,943	38,779	37,966
Tenant and other receivables	43,672	17,800	18,647	21,664	19,238
Deferred rent receivables	233,194	226,565	224,922	228,394	231,143
Prepaid expenses and other assets	82,256	52,152	76,549	60,522	71,399
Deferred costs, net	193,436	197,602	202,437	189,327	200,735
Acquired below-market ground leases, net	332,988	334,946	336,904	338,862	340,820
Right of use assets	28,781	28,842	28,892	28,945	28,998
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,217,231	$4,243,330	$4,282,447	$4,112,163	$4,123,472

Liabilities and Equity
Mortgage notes payable, net	$916,657	$947,479	$948,769	$773,925	$774,612
Senior unsecured notes, net	973,555	973,426	973,373	973,320	973,267
Unsecured term loan facility, net	388,507	388,365	388,223	388,095	387,954
Unsecured revolving credit facility, net	—	—	—	—	—
Accounts payable and accrued expenses	113,837	108,077	120,810	94,216	89,254
Acquired below-market leases, net	20,178	22,459	24,941	23,512	28,532
Ground lease liabilities	28,781	28,842	28,892	28,945	28,998
Deferred revenue and other liabilities	80,008	84,380	84,358	90,427	81,762
Tenants’ security deposits	29,615	28,270	28,749	26,042	25,885

Total liabilities	2,551,138	2,581,298	2,598,115	2,398,482	2,390,264
Total equity	1,666,093	1,662,032	1,684,332	1,713,681	1,733,208

Total liabilities and equity	$4,217,231	$4,243,330	$4,282,447	$4,112,163	$4,123,472

Second Quarter 2022 Condensed Consolidated Statements of Operations (unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Revenues
Rental revenue (1)	$149,339	$147,514	$139,104	$139,558	$140,797
Observatory revenue	27,368	13,241	17,716	12,796	8,359
Lease termination fees	18,859	1,173	281	11,321	3,339
Third party management and other fees	326	310	302	314	327
Other revenue and fees	2,130	1,796	2,931	1,059	586

Total revenues	198,022	164,034	160,334	165,048	153,408
Operating expenses
Property operating expenses	37,433	38,644	34,557	33,357	28,793
Ground rent expenses	2,332	2,331	2,332	2,331	2,332
General and administrative expenses	15,876	13,686	13,578	14,427	14,089
Observatory expenses	7,776	6,215	6,980	6,370	5,268
Real estate taxes	29,802	30,004	27,600	29,566	31,354
Impairment charge	—	—	7,723	—	—
Depreciation and amortization	58,304	67,106	46,467	65,794	45,088

Total operating expenses	151,523	157,986	139,237	151,845	126,924

Total operating income	46,499	6,048	21,097	13,203	26,484
Other income (expense)
Interest income	431	149	207	211	164
Interest expense	(25,042)	(25,014)	(23,841)	(23,577)	(23,422)
Gain on disposition of property	27,170	—	—	—	—

Income (loss) before income taxes	49,058	(18,817)	(2,537)	(10,163)	3,226
Income tax (expense) benefit	(363)	1,596	(1,537)	(20)	1,185

Net income (loss)	48,695	(17,221)	(4,074)	(10,183)	4,411
Net (income) loss attributable to noncontrolling interests:
Non-controlling interests in the Operating Partnership	(18,224)	6,919	1,936	4,256	(1,285)
Non-controlling interests in other partnerships	159	63	—	—	—
Private perpetual preferred unit distributions	(1,051)	(1,050)	(1,050)	(1,050)	(1,051)

Net income (loss) attributable to common stockholders	$29,579	$(11,289)	$(3,188)	$(6,977)	$2,075

Weighted average common shares outstanding
Basic	167,118	169,731	172,818	172,494	171,615

Diluted	270,085	273,759	276,207	277,716	278,436

Earnings per share attributable to common stockholders
Basic and diluted	$0.18	$(0.07)	$(0.02)	$(0.04)	$0.01

Dividends per share	$0.035	$0.035	$0.035	$0.035	$0.035

Note:

(1)	The following table reflects the components of rental revenue.

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Rental Revenue
Base rent	$135,191	$133,689	$126,393	$125,455	$125,091
Billed tenant expense reimbursement	14,148	13,825	12,711	14,103	15,706

Total rental revenue	$149,339	$147,514	$139,104	$139,558	$140,797

The preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

Second Quarter 2022

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds

from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income (loss)	$48,695	$(17,221)	$(4,074)	$(10,183)	$4,411
Non-controlling interests in other partnerships	159	63	—	—	—
Preferred unit distributions	(1,051)	(1,050)	(1,050)	(1,050)	(1,051)
Real estate depreciation and amortization	56,571	65,414	45,211	64,565	43,480
Gain on disposition of property	(27,170)	—	—	—	—

FFO attributable to common stockholders and the Operating Partnership	77,204	47,206	47,810	53,332	46,840
Amortization of below-market ground lease	1,958	1,958	1,958	1,957	1,958

Modified FFO attributable to common stockholders and the Operating Partnership	79,162	49,164	49,768	55,289	48,798

Core FFO attributable to common stockholders and the Operating Partnership	$79,162	$49,164	$49,768	$55,289	$48,798

Total weighted average shares and Operating Partnership units
Basic	270,078	273,759	276,207	277,716	277,893

Diluted	270,085	273,759	276,207	277,716	278,436

FFO attributable to common stockholders and the Operating Partnership per share and unit
Basic	$0.29	$0.17	$0.17	$0.19	$0.17

Diluted	$0.29	$0.17	$0.17	$0.19	$0.17

Modified FFO attributable to common stockholders and the Operating Partnership per share and unit
Basic	$0.29	$0.18	$0.18	$0.20	$0.18

Diluted	$0.29	$0.18	$0.18	$0.20	$0.18

Core FFO attributable to common stockholders and the Operating Partnership per share and unit
Basic	$0.29	$0.18	$0.18	$0.20	$0.18

Diluted	$0.29	$0.18	$0.18	$0.20	$0.18

Reconciliation of Core FFO to Core FAD
Core FFO	$79,162	$49,164	$49,768	$55,289	$48,798
Add:
Amortization of deferred financing costs	1,270	1,421	1,136	1,051	1,136
Non-real estate depreciation and amortization	1,285	1,264	1,257	1,229	1,608
Amortization of non-cash compensation expense	5,765	4,460	4,843	5,378	5,303
Amortization of loss on interest rate derivative	1,528	1,529	1,529	1,529	1,529
Deduct:
Straight-line rental revenues	(8,597)	(2,595)	(7,881)	(3,087)	(3,763)
Above/below-market rent revenue amortization	(1,675)	(1,784)	(280)	(4,244)	(717)
Corporate capital expenditures	(302)	(241)	(183)	(228)	(30)
Tenant improvements - second generation	(23,163)	(24,457)	(13,000)	(10,364)	(15,903)
Building improvements - second generation	(7,248)	(7,640)	(7,874)	(4,767)	(5,541)
Leasing commissions - second generation	(5,043)	(15,051)	(3,950)	(4,110)	(5,215)

Core FAD	$42,982	$6,070	$25,365	$37,676	$27,205

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	$48,695	$(17,221)	$(4,074)	$(10,183)	$4,411
Interest expense	25,042	25,014	23,841	23,577	23,422
Income tax expense (benefit)	363	(1,596)	1,537	20	(1,185)
Depreciation and amortization	58,304	67,106	46,467	65,794	45,088

EBITDA	132,404	73,303	67,771	79,208	71,736
Impairment charge	—	—	7,723	—	—
Gain on disposal of property	(27,170)

Adjusted EBITDA	$105,234	$73,303	$75,494	$79,208	$71,736

Second Quarter 2022 Debt Summary (unaudited and dollars in thousands)

	June 30, 2022				March 31, 2022
		ESRT	Weighted Average			ESRT	Weighted Average
		Pro-rata	Interest	Maturity		Pro-rata	Interest	Maturity
Debt Summary	Balance	Share	Rate	(Years)	Balance	Share	Rate	(Years)
Fixed rate mortgage debt	$935,131	$916,687	3.78%	7.6	$966,702	$948,206	3.80%	7.9
Senior unsecured notes	975,000	975,000	4.10%	7.7	975,000	975,000	4.10%	7.9
Unsecured term loan facilities (1)	265,000	265,000	3.40%	3.1	265,000	265,000	3.40%	3.3

Total fixed rate debt	2,175,131	2,156,687	3.89%	7.1	2,206,702	2,188,206	3.90%	7.3
Unsecured term loan facilities	125,000	125,000	1.95%	4.5	125,000	125,000	1.95%	4.8
Unsecured revolving credit facilities	—	—	—	2.8	—	—	—	3.0

Total variable rate debt	125,000	125,000	1.95%	4.0	125,000	125,000	1.95%	4.3

Total debt	2,300,131	2,281,687	3.89%	6.9	2,331,702	2,313,206	3.89%	7.2

Deferred financing costs, net	(13,277)				(14,045)
Debt discount	(8,135)				(8,387)

Total	$2,278,719				$2,309,270

Note:

(1)	LIBOR is fixed at 2.1485% for $265 million under a variable to fixed interest rate swap agreement.

		Outstanding at
		June 30,	Letters	Available
Available Capacity	Facility	2022	of Credit	Capacity
Unsecured revolving credit facility (1)	$850,000	$—	$—	$850,000

		Current	In
Covenant Summary	Required	Quarter	Compliance
Maximum Total Leverage(2)	< 60%	31.6%	Yes
Maximum Secured Leverage (2)	< 40%	12.7%	Yes
Minimum Fixed Charge Coverage	> 1.50x	5.5x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	6.6x	Yes
Maximum Unsecured Leverage (2)	< 60%	23.2%	Yes

Notes:

(1)

The unsecured revolving credit and term loan facilities have an accordion feature allowing for an increase in maximum aggregate principal balance to $1.5 billion under certain circumstances. This unsecured revolving credit facility matures in March 2025 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as determined in accordance with the credit facility agreement.

Second Quarter 2022 Debt Detail (unaudited and dollars in thousands)

	Stated Interest	Effective Interest	Principal	ESRT Pro-rata Share		Maturity
	Rate (%)	Rate (%) (1)	Balance	Percent	Amount	Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.67%	$83,824	100%	$83,824	11/5/2024	30 years
10 Union Square	3.70%	3.97%	50,000	100%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.53%	30,000	100%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.73%	180,000	100%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue & 77 West 55th St.	4.01%	4.21%	36,255	100%	36,255	1/5/2028	30 years
250 West 57th Street	2.83%	3.21%	180,000	100%	180,000	12/1/2030	Interest only
10 Bank Street	4.23%	4.37%	30,609	100%	30,609	6/1/2032	25 years
1333 Broadway	4.21%	4.29%	160,000	100%	160,000	2/5/2033	Interest only
345 East 94th Street - Series A	70% of LIBOR plus 0.95%	3.56%	43,600	90%	39,240	11/1/2030	Interest only
345 East 94th Street - Series B	LIBOR plus 2.24%	3.56%	8,173	90%	7,356	11/1/2030	30 years
561 10th Avenue - Series A	70% of LIBOR plus 1.07%	3.85%	114,500	90%	103,050	11/1/2033	Interest only
561 10th Avenue - Series B	LIBOR plus 2.45%	3.85%	18,170	90%	16,353	11/1/2033	30 years

Total fixed rate mortgage debt			935,131		916,687
Unsecured term loan facility	LIBOR plus 1.20%	3.58%	215,000	100%	215,000	3/19/2025	Interest only
Unsecured revolving credit facility	LIBOR plus 1.30%	—	—	100%	—	3/31/2025	Interest only
Unsecured term loan facility	LIBOR plus 1.50%	4.02%	175,000	100%	175,000	12/31/2026	Interest only
Senior unsecured notes:				100%	—
Series A	3.93%	3.96%	100,000	100%	100,000	3/27/2025	Interest only
Series B	4.09%	4.12%	125,000	100%	125,000	3/27/2027	Interest only
Series C	4.18%	4.21%	125,000	100%	125,000	3/27/2030	Interest only
Series D	4.08%	4.11%	115,000	100%	115,000	1/22/2028	Interest only
Series E	4.26%	4.27%	160,000	100%	160,000	3/22/2030	Interest only
Series F	4.44%	4.45%	175,000	100%	175,000	3/22/2033	Interest only
Series G	3.61%	4.89%	100,000	100%	100,000	3/17/2032	Interest only
Series H	3.73%	5.00%	75,000	100%	75,000	3/17/2035	Interest only

Total / weighted average debt	3.89%	4.11%	2,300,131		$2,281,687

Deferred financing costs, net			(13,277)
Debt discount			(8,135)

Total			$2,278,719

Notes:

(1)	The effective interest rate is composed of the stated interest rate, deferred financing cost amortization and interest associated with variable to fixed interest rate swap agreements.
(2)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million mortgage loan bearing interest at 6.25%.

Second Quarter 2022 Debt Maturities and Ground Lease Commitments (unaudited and dollars in thousands)

Year	Maturities (1)	Amortization	Total	ESRT Pro-rata Share	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2022	$—	$4,194	$4,194	$4,107	0.2%	n/a
2023	—	9,632	9,632	9,407	0.4%	n/a
2024	77,675	9,903	87,578	87,331	3.8%	3.59%
2025	315,000	7,979	322,979	322,709	14.1%	3.57%
2026	225,000	8,491	233,491	233,196	10.2%	3.83%
2027	319,000	7,640	326,640	326,317	14.3%	4.21%
2028	146,092	4,784	150,876	150,523	6.6%	4.06%
2029	—	5,267	5,267	4,871	0.2%	n/a
2030	508,600	6,127	514,727	509,891	22.3%	3.67%
2031	—	4,707	4,707	4,379	0.2%	n/a
Thereafter	632,590	7,450	640,040	628,955	27.6%	4.06%

Total debt	$2,223,957	$76,174	2,300,131	$2,281,687	100.0%	3.89%

Deferred financing costs, net			(13,277)
Debt discount			(8,135)

Total			$2,278,719

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments (1)

Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2022	$54	$338	$368	$759
2023	108	675	735	1,518
2024	108	675	735	1,518
2025	108	675	735	1,518
2026	108	675	735	1,518
Thereafter	1,713	24,975	37,056	63,744

	$2,199	$28,013	$40,364	$70,575

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 28 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 41 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 55 years.

Second Quarter 2022 Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, we believe FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We believe this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we believe it is an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: loss on early extinguishment of debt, acquisition expenses, severance expenses and IPO litigation expense. The Company believes Core FFO is an important supplemental measure of its operating performance because it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (“NOI”)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, impairment charges, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful to investors because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

Same Store Net Operating Income (“SSNOI”)

In addition to NOI, we present Same Store NOI. Our Same Store portfolio includes all of our properties owned and included in our portfolio for all periods presented. It does not include properties held-for-sale or those properties which we otherwise expect to dispose of in the subsequent quarter.

EBITDA and Adjusted EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity. For adjusted EBITDA, we add back impairment charges and gain on disposition of property.